United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2004

Commission file number 1-11983

FPIC Insurance Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	59-3359111
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

225 Water Street, Suite 1400, Jacksonville, Florida     32202

                            (Address of principal executive offices)                             (Zip Code)

(904) 354-2482

(Registrant’s telephone number, including area code)

www.fpic.com

(Registrant’s Internet Address)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description of Exhibits
99	FPIC Insurance Group, Inc. Earnings Press Release dated August 6, 2004

Item 12. Results of Operations and Financial Condition.

On August 6, 2004, FPIC Insurance Group, Inc. (“FPIC”) issued an earnings press release announcing selected financial data concerning FPIC’s second quarter 2004 unaudited consolidated results of operations and financial condition presented in accordance with accounting principles generally accepted in the United States of America (GAAP). A copy of FPIC’s press release dated August 6, 2004 is attached hereto as Exhibit 99 and is furnished as a part of this Form 8-K.

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Signature

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FPIC INSURANCE GROUP, INC.

Date: August 6, 2004	By:	/s/ John R. Byers
John R. Byers
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99	FPIC Insurance Group, Inc. Earnings Press Release dated August 6, 2004

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